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                                                                   Exhibit 23(b)


                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
AmerUs Life Holdings, Inc.:


We consent to the use of our report incorporated herein by reference.



                                         /s/ KPMG Peat Marwick LLP
                                        ----------------------------------------
                                             KPMG Peat Marwick LLP


Des Moines, Iowa
July 25, 1997